Acquisition of Dialysis and Other Businesses (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011 Entity	Dec. 31, 2010 Entity	Dec. 31, 2009 Entity
Business Acquisition [Line Items]
Cash paid, net of cash acquired	$ 1,077,442	$ 188,502	$ 87,617
Deferred purchase price and other acquisition obligations	19,010	449	338
Aggregate purchase cost	$ 1,096,452	$ 188,951	$ 87,955
Number of chronic dialysis centers acquired	178	41	19